UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2006
Fidelity Southern Corporation
(Exact name of registrant as specified in its charter)

Georgia (State or other Jurisdiction of Incorporation)	000-22374 (Commission File Number)	58-1416811 (IRS Employer Identification No.)
3490 Piedmont Road, Suite 1550
Atlanta, Georgia 30305
(Address of principal executive offices) (Zip Code)
(404) 639-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 Results of Operations and Financial Condition.
      On October 19, 2006, Fidelity Southern Corporation issued a press release announcing its results of operations and financial condition for the quarter ended September 30, 2006. A copy of this press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.
      In accordance with General Instruction B.2 of Form 8-K, this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
      (c) Exhibits.
      Exhibit 99.1 Press release issued by Fidelity Southern Corporation on October 19, 2006.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity Southern Corporation (Registrant)
By:	/s/ B. Rodrick Marlow
B. Rodrick Marlow
Chief Financial Officer

Date: October 19, 2006

Exhibits

Exhibit	Description
No.
99.1	Press release issued by Fidelity Southern Corporation on October 19, 2006.